Exhibit 23

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Annual Report (Form 10-K) of First Midwest Bancorp, Inc. of our report dated February 27, 2009, with respect to the consolidated financial statements of First Midwest Bancorp, Inc., included in the 2008 Annual Report to Shareholders of First Midwest Bancorp, Inc.

We consent to the incorporation by reference in the following Registration Statements:

•	Registration Statement (Form S-3 No. 33-20439) pertaining to the First Midwest Bancorp, Inc. Dividend Reinvestment and Stock Purchase Plan,

•	Registration Statement (Form S-3 No. 333-132137) pertaining to a First Midwest Bancorp, Inc. debt and equity securities offering,

•	Registration Statement (Form S-4 No. 333-114406) pertaining to First Midwest Capital Trust I,

•	Registration Statement (Form S-8 No. 33-25136) pertaining to the First Midwest Bancorp, Inc. Savings and Profit Sharing Plan,

•	Registration Statement (Form S-8 No. 33-42980) pertaining to the First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan,

•	Registration Statement (Form S-8 No. 333-42273) pertaining to the First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan,

•	Registration Statement (Form S-8 No. 333-61090) pertaining to the First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan,

•	Registration Statement (Form S-8 No. 333-50140) pertaining to the First Midwest Bancorp, Inc. Non-employee Director Stock Option Plan,

•	Registration Statement (Form S-8 No. 333-63095) pertaining to the First Midwest Bancorp, Inc. Non-employee Director Stock Option Plan,

•	Registration Statement (Form S-8 No. 333-63097) pertaining to the First Midwest Bancorp, Inc. Nonqualified Retirement Plan of First Midwest Bancorp, Inc., and

•	Registration Statement (Form S-8 No. 333-151072) pertaining to the First Midwest Bancorp, Inc. Amended and Restated Non-employee Director Stock Plan.

of our report dated February 27, 2009, with respect to the consolidated financial statements of First Midwest Bancorp, Inc. incorporated herein by reference, and our report dated February 27, 2009, with respect to the effectiveness of internal control over financial reporting of First Midwest Bancorp, Inc. included in this Annual Report (Form 10-K) of First Midwest Bancorp, Inc. for the year ended December 31, 2008.

/s/ Ernst & Young LLP

Chicago, Illinois

February 27, 2009